EXHIBIT 4.2


                 MORGAN STANLEY ABS CAPITAL INC. TRUST 2006-HE5

                                   ----------

               AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT

                          Dated as of November 21, 2006

                                   ----------

                Morgan Stanley ABS Capital I Inc. Trust 2006-HE5

               Mortgage Pass-Through Certificates, Series 2006-HE5

                                 AMENDMENT NO. 1

            This AMENDMENT NO. 1 (this "Amendment"), effective as of June 1, 2006, is among MORGAN STANLEY ABS CAPITAL I INC., a Delaware corporation, as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership ("Countrywide Servicing"), as a servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), as a servicer and a custodian, BARCLAYS CAPITAL REAL ESTATE INC. D/B/A HOMEQ SERVICING CORPORATION ("HomEq"), as a servicer, NEW CENTURY MORTGAGE CORPORATION, a California corporation ("New Century" and, together with Countrywide Servicing, Wells Fargo and HomEq, in its capacity as servicer, the "Servicers"), NC CAPITAL CORPORATION, a California corporation, as a responsible party ("NC Capital"), WMC MORTGAGE CORP., a California corporation, as a responsible party ("WMC"), DECISION ONE MORTGAGE COMPANY, LLC, as a responsible party (together with NC Capital and WMC, the "Responsible Parties"), DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as trustee (the "Trustee") and LASALLE BANK NATIONAL ASSOCIATION, as a custodian ("LaSalle" and, together with Wells Fargo in its capacity as custodian, the "Custodians").

                              PRELIMINARY STATEMENT

            WHEREAS, the Depositor, the Servicers, the Responsible Parties, the Custodians and the Trustee, are parties to the Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Agreement");

            WHEREAS, Section 10.01 of the Agreement provides that the Agreement may be amended by the Depositor, the Servicers, the Responsible Parties, the Custodians and the Trustee; and

            NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

            2. Amendments:

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as provided in Exhibit A attached hereto. Language appearing double underlined on Exhibit A will be added to the Agreement and language appearing in strikethrough will be removed from the Agreement.

            3. Except as expressly modified or amended in this Amendment, all of the terms, covenants, provisions, agreements and conditions of the Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

            4. The Depositor certifies that all conditions for the execution of this Amendment have been satisfied.

            5. This Amendment shall become effective as of the date hereof when, and only when, the Agent shall have received executed counterparts of this Amendment from the parties hereto.

            6. This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. This Amendment shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such law.


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            IN WITNESS WHEREOF, the parties have duly executed this Amendment
No. 1 as of the date first above written.

                                       MORGAN STANLEY ABS CAPITAL I INC.,
                                          as Depositor

                                       By:/s/ Steven Shapiro
                                          --------------------------------------
                                            Name: Steven Shapiro
                                            Title: Managing Director

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          as Servicer

                                       By:/s/ Phillip Platte
                                          --------------------------------------
                                            Name: Phillip A. Platte
                                            Title: Vice President

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                          as Custodian

                                       By:/s/ Patrick M. Gorrien
                                          --------------------------------------
                                            Name: Patrick M. Gorrien
                                            Title: Vice President

                                       COUNTRYWIDE HOME LOANS SERVICING LP,
                                          as Servicer

                                       By:/s/ Jordan Cohen
                                          --------------------------------------
                                            Name: Jordan Cohen
                                            Title: Vice President

                                       BARCLAYS CAPITAL REAL ESTATE INC. D/B/A
                                          HOMEQ SERVICING CORPORATION,
                                          as Servicer

                                       By:/s/ Arthur Lyon
                                          --------------------------------------
                                            Name: Arthur Lyon
                                            Title: President

                                       NEW CENTURY MORTGAGE CORPORATION,
                                          as Servicer

                                       By:/s/ Karl Weiss
                                          --------------------------------------
                                            Name: Karl Weiss
                                            Title: SVP

                                       WMC MORTGAGE CORP.,
                                          as Responsible Party

                                       By:/s/ Mardy Grossman
                                          --------------------------------------
                                            Name: Mardy Grossman
                                            Title: Senior Vice President

                                       NC CAPITAL CORPORATION,
                                          as Responsible Party

                                       By:/s/ Karl Weiss
                                          --------------------------------------
                                            Name: Karl Weiss
                                            Title: SVP

                                       DECISION ONE MORTGAGE
                                          COMPANY, LLC,
                                          as Responsible Party

                                       By:/s/ Peter A. Schwindt
                                          --------------------------------------
                                            Name: Peter A. Schwindt
                                            Title: Vice President Secondary

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          solely as Trustee and not in its
                                          individual capacity

                                       By:/s/ Marion Hogan
                                          --------------------------------------
                                            Name: Marion Hogan
                                            Title: Associate

                                       By:/s/ Melissa Wilman
                                          --------------------------------------
                                            Name: Melissa Wilman
                                            Title: Vice President

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                          as Custodian

                                       By:/s/ Mark J. Jerva
                                          --------------------------------------
                                            Name: Mark J. Jerva
                                            Title: Vice President